UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

EDIBLE GARDEN AG INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-41371	85-0558704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

283 County Road 519, Belvidere, New Jersey	07823
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 750-3953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EDBL	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	EDBLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On May 14, 2025, the Edible Garden AG Incorporated (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission. The Form 8-K furnished as Exhibit 99.2 an Unaudited Pro Forma Balance Sheet as of March 31, 2025 (the “Pro Forma Financials”) to illustrate the expected impact to the Company’s balance sheet of the issuance of a series of preferred stock and other related transactions described in the Form 8-K. In connection with the Company’s compilation of its financial statements for the quarter ended June 30, 2025, the Company has concluded that the preferred stock should have been classified on the balance sheet in the Pro Forma Financials as mezzanine equity instead of permanent equity. Accordingly, stockholders should not rely on the Pro Forma Financials. The Company will present an updated balance sheet in its Form 10-Q for the quarterly period ended June 30, 2025. The Company is amending the Form 8-K to remove the Pro Forma Financials furnished as Exhibit 99.2. There are no other changes to the Form 8-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Series B Preferred Stock (incorporated herein by reference to Exhibit 3.1 the Company’s Form 8-K filed on May 14, 2025).
10.1#

Asset Purchase Agreement, by and between NaturalShrimp Farms Inc., Streeterville Capital, LLC, Edible Garden Sustainable Ventures LLC and Edible Garden AG Incorporated, dated as of May 14, 2025 (incorporated herein by reference to Exhibit 10.1 the Company’s Form 8-K filed on May 14, 2025).

10.2

Stock Purchase Agreement, by and between Edible Garden AG Incorporated and Streeterville Capital, LLC, dated as of May 14, 2025 (incorporated herein by reference to Exhibit 10.2 the Company’s Form 8-K filed on May 14, 2025).

10.3

Lease Agreement, by and between Edible Garden Sustainable Ventures LLC and Iowa Shrimp Holdings, LLC, dated as of May 14, 2025 (incorporated herein by reference to Exhibit 10.3 the Company’s Form 8-K filed on May 14, 2025).

10.4#

Transition Services Agreement, by and between Edible Garden Sustainable Ventures LLC and NaturalShrimp Farms Inc., dated as of May 14, 2025 (incorporated herein by reference to Exhibit 10.4 the Company’s Form 8-K filed on May 14, 2025).

10.5+

Amended and Restated Executive Employment Agreement, by and between Edible Garden AG Incorporated and James E. Kras, dated as of May 13, 2025 (incorporated herein by reference to Exhibit 10.5 the Company’s Form 8-K filed on May 14, 2025).

99.1	Press release dated May 14, 2025 (incorporated herein by reference to Exhibit 99.1 the Company’s Form 8-K filed on May 14, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

+	Management contract or compensatory arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDIBLE GARDEN AG INCORPORATED

Date: August 13, 2025	/s/ James E. Kras
	Name:	James E. Kras
	Title:	President and Chief Executive Officer

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